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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 12, 2003
                                                  (September 10, 2003)


                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

             DELAWARE                                 0-30417                                 98-0131394
   (State or other jurisdiction                  (Commission File                  (IRS Employer Identification No.)
         of incorporation)                            Number)

5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS                                                     77056
 (Address of principal executive offices)                                                     (Zip Code)

                                 (713) 623-8777
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)   Financial Statements of Businesses Acquired.

         Not applicable.

   (b)   Pro Forma Financial Information.

         Not applicable.

   (c)   Exhibits.

         99.1 Press Release dated September 12, 2003


ITEM 9. REGULATION FD DISCLOSURE.

On September 12, 2003, Philip Services Corporation ("PSC") issued a press release announcing that it has selected a winning acquirer pursuant to a plan sponsorship and bidding procedures order in its Chapter 11 bankruptcy case in the United States Bankruptcy Court for the Southern District of Texas. A copy of PSC's press release dated September 12, 2003 relating thereto is filed herewith as Exhibit 99.1 and is incorporated herein by reference.




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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PHILIP SERVICES CORPORATION


Date: September 12, 2003           By: /s/ Michael W. Ramirez
                                       ----------------------------------------
                                       Michael W. Ramirez
                                       Senior Vice President and Chief Financial
                                       Officer

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                                  EXHIBIT INDEX


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
EXHIBIT NO.    DOCUMENT
-----------    --------
99.1           Press release dated September 12, 2003.
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